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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

         Pursuant to Section 13 or 15(d) of the Securities Exchange Act

                                 April 18, 2000
                                 Date of Report
                        (Date of Earliest Event Reported)


                                FINDEX.COM, INC.
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             (Exact name of registrant as specified in its charter)

                     Nevada                            88-0379462
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         (State or other jurisdiction                 (IRS Employer
               of incorporation)                   Identification No.)


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                            (Commission File Number)

                               11640 Arbor Street
                                    Suite 201
                              Omaha, Nebraska 68144
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               (Address of principal executive offices (zip code))


                                 (402) 333-1900
                              (402) 778-5763 (fax)
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              (Registrant's telephone number, including area code)



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ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

On April 18, 2000, Grant Thornton LLP, the Company's auditors since March 13, 2000, resigned as the independent accountants of the Company. A copy of the resignation letter of Grant Thornton LLP is filed as Exhibit 16.1 to this Current Report on Form 8-K. The decision to resign was made by Grant Thornton LLP and was neither recommended nor approved by the Company's sole Board Director. There were no disagreements between FindEx.com, Inc and Grant Thornton LLP on any matter of accounting principles or practices, or auditing scope or procedure and no report on the Company's financial statements was issued by Grant Thornton LLP. The Company has engaged a new accounting firm Crouch, Bierwolf & Chisholm to complete the independent audit as soon as possible. The Company provided Grant Thornton LLP with a copy of this Current Report on Form 8-K prior to its filing with the SEC and requested that Grant Thornton furnish the Company with a letter addressed to the SEC stating whether it agrees with the statements made in this Current Report on Form 8-K and, if not, stating the respects in which it does not agree. The letter of Grant Thornton LLP is attached as Exhibit 16.2 to this Current Report on Form 8-K.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

16.1  Grant Thornton LLP resignation letter.
16.2  Letter of Grant Thornton LLP regarding change in certifying accountant.





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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                        FindEx.com, Inc.


                                        By: /s/ Joseph V. Szczepaniak
                                            --------------------------------
                                            Joseph V. Szczepaniak, President



Date: April 25, 2000






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